INVESTMENT MANAGEMENT

Morgan Stanley India Investment Fund, Inc.

RIGHTS OFFERING

Limited Opportunity for Stockholders

Expires July 22, 2009, unless extended

Important dates
Record date	June 30, 2009
Subscription period	July 6, 2009 to July 22, 2009*
Expiration date	July 22, 2009, unless extended*

* Contact your broker for more information on the Rights Offering.

Highlights of the Rights Offering

Overview

The Morgan Stanley India Investment Fund, Inc. is conducting a rights offering—a limited opportunity for existing stockholders to acquire new shares of the Fund’s common stock.

The Morgan Stanley India Investment Fund, Inc. (the “Fund”) is issuing to its stockholders of record (“Record Date Stockholders”) as of the close of business on June 30, 2009 (the “Record Date”) non-transferable rights (“Rights”) entitling the holders of those Rights to subscribe for new shares of the Fund’s common stock. Record Date Stockholders will receive one Right for each whole share of the Fund’s common stock held on the Record Date. These Rights entitle the holders to purchase one new share of the Fund’s common stock for every four Rights held, at a discount to the market price or at net asset value (“NAV”). Furthermore, Record Date Stockholders who exercise all of their Rights will be entitled to request to purchase additional shares, subject to certain limitations and subject to allotment. The Fund’s outstanding common stock is listed on the New York Stock Exchange (“NYSE”) and trades under the symbol “IIF.” The Rights will not be listed for trading on the NYSE or any other exchange; however, the shares issued upon exercise of the Rights will be listed on the NYSE under the same symbol.

Important note:

The Rights Offering will expire at 5:00 p.m. New York time on July 22, 2009 (“Expiration Date”), unless extended. Your subscription must be received no later than the Expiration Date; Rights may not be exercised thereafter.

Frequently asked questions

How is the Rights Offering beneficial to the Fund and its stockholders?

The Rights Offering affords existing stockholders three key benefits:

•                  Increases Fund assets available for new investment opportunities;

•                  Provides stockholders with the opportunity to buy shares at a discount to the market price or at NAV; and

•                  Any additional proceeds it generates may help reduce the Fund’s expense ratio and enhance share liquidity.

Increased assets for investment

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the Fund’s assets available for investment. The Fund’s investment adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), believes that recent developments in the India securities markets are promising and that the proceeds of the Rights Offering will allow the Fund to capitalize more effectively on its recent efforts to invest incremental portions of the Fund’s assets in attractive opportunities.

Shares available at a discount to the market price or at NAV

This Rights Offering provides Record Date Stockholders the opportunity to purchase additional shares of the Fund’s common stock at a price below the market price or at NAV. The Subscription Price for the shares to be issued upon exercise of the Rights will be 95% of the average of the last reported sales price per share of the Fund’s common stock on the NYSE on the date on which the offer expires and the four preceding trading days, but in any case not less than the NAV per share of the Fund’s common stock at the close of trading on the NYSE on the date on which the offer expires.

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers).
(NOT PART OF THE PROSPECTUS)

Additional proceeds may reduce the Fund’s expense ratio and enhance share liquidity

The Fund’s Board of Directors believes that offering additional shares will increase Fund assets available for investment, possibly resulting in a decrease in the Fund’s expenses (as a percentage of average net assets). Such a decrease typically occurs when the fixed costs of the Fund can be spread over a larger asset base. The issuance of additional shares may also result in improved liquidity of the Fund’s shares on the NYSE and may increase the level of market interest in the Fund.

Can I subscribe for more shares than my Rights entitle me to purchase?

Yes. Record Date Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same discounted price. This over-subscription privilege (the “Over-Subscription Privilege”) makes shares not purchased by other stockholders available to those who wish to acquire more shares than their Rights entitle them to purchase. If sufficient remaining shares are not available after completion of the primary subscription to honor all over-subscription requests, the available shares will be allocated on a pro-rata basis among those Record Date Stockholders who take advantage of the Over-Subscription Privilege based on the number of Rights originally issued to them by the Fund.

May I sell my Rights?

No. The Rights are non-transferable.

How can I exercise my Rights?

To exercise your Rights, contact your broker, custodian or trust officer; they can forward your instructions on your behalf. If you do not have a broker, custodian or trust officer, you should complete the Subscription Certificate and deliver it to the Subscription Agent, together with your payment, at one of the locations indicated on the Subscription Certificate or in the attached prospectus.

What is the management team’s background?

The Fund’s assets are managed within the Adviser’s Emerging Markets Equity team.* The team consists of portfolio managers and analysts. The current members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are James Cheng and Ruchir Sharma. Mr. Cheng is a Managing Director of Morgan Stanley Investment Management Company, the Fund’s Sub-Adviser, and Mr. Sharma is a Managing Director of the Adviser. Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and joined the team managing the Fund in February 2009. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Fund in January 2001.

* Team members may change from time to time.

How has the Fund performed?

Please see chart below for Fund and index comparison since the Fund’s inception.

On May 29, 2009, the last business day of the month, the closing price of the Fund’s shares on the NYSE was $21.38, representing a 10.89% premium to the Fund’s NAV per share.

Average annual total returns based on NAV (%) as of 5/31/09

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call your financial advisor.

Investment returns and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Returns are compared to an unmanaged market index. Returns for less than one year are cumulative (not annualized). Returns do not reflect the effect of Rights issued associated with the Fund Rights Offering, if any.

The BSE (Bombay Stock Exchange) 100 Index (the “BSE-100 Index”) is a broad-based index and is comprised of 100 stocks broadly representing the Indian market. The BSE-100 Index was formerly known as the BSE National Index, which was launched in 1989 with a base year of 1983-84. In line with the shift of the BSE Indices to the globally accepted Free-Float methodology, the BSE-100 Index was shifted to Free-Float methodology effective from April 5, 2004.

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers).
(NOT PART OF THE PROSPECTUS)

Please read the enclosed prospectus for more information. Investors should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. These Highlights of the Rights Offering should be read in conjunction with the enclosed prospectus relating to the Fund’s Rights Offering. The enclosed prospectus contains more detailed information, including risk factors about the Rights Offering; read it carefully before investing. These Highlights of the Rights Offering are qualified in their entirety by reference to the information included in the enclosed prospectus. Additional copies of the prospectus may be obtained by contacting the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers). Read the prospectus carefully before investing, exercising your rights or sending money.

The Fund

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (i) of companies organized in, or for which the principal securities trading market is in, India, (ii) denominated in Rupees and issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues primarily from either goods produced, sales made or services performed in India (collectively, “Indian issuers”). Currently, the Fund relies solely on the factors set forth in (i) and (iii) when investing in equity securities of Indian issuers and intends to continue to do so in the future. Income is not a consideration in selecting investments or an investment objective.

Under normal market conditions, substantially all, but not less than 80%, of the Fund’s total assets will be invested in equity securities of Indian issuers. Equity securities are defined as common or preferred stocks (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants or rights, equity interests in trusts or partnerships or American, Global or other types of Depositary Receipts. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the companies. See “Risk Factors and Special Considerations” for a discussion of the nature of information publicly available for non-U.S. companies. The Fund’s investment objective and its 80% policy are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which holders of more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective.

Dilution

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering.

Risks

There is no assurance that a closed-end fund will achieve its investment objective. Like any stock, a closed-end fund’s share price will fluctuate with market conditions and other factors. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those described below. Keep in mind that the section below does not describe all risks associated with an investment in the Fund. The enclosed prospectus contains more detailed information. Additional risks and uncertainties may also adversely affect and impair the Fund.

Risks include:

Risks Associated with Investments in Indian Companies

Investing in securities of Indian companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange Rupees for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial governmental involvement in the economy, (e) higher rates of inflation and (f) greater political, economic and social uncertainty. Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy, which could adversely affect private sector companies and the Fund. In addition, accounting, auditing and financial reporting standards in India are different from U.S. standards and, therefore, disclosure of certain material information may not be made and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in India, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of India.

Risks Associated with Investments in Unlisted Securities. While the Fund expects primarily to invest in equity securities of publicly traded Indian issuers, it may invest up to 25% of its total assets in unlisted equity securities of Indian issuers to the extent permitted by any local investment restrictions. These investments may involve a high degree of business and financial risk. Because

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers).
(NOT PART OF THE PROSPECTUS)

of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded.

Illiquid Securities Risk. The Fund may invest without limit in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Net Asset Value Discount. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount to NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The Fund cannot predict whether its shares will trade at, above or below NAV, and the shares of the Fund have traded at a discount for extended periods.

Non-Diversification. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.

Information Agent

Georgeson Inc.

© 2009 Morgan Stanley.

www.morganstanley.com/im

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers).
(NOT PART OF THE PROSPECTUS)

IU09-02940P-T06/09 6034271